SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 9, 2006
                                                           -------------


                              NOBILITY HOMES, INC.
             (Exact name of registrant as specified in its charter)


           Florida                      000-06506             59-1166102
           -------                      ---------             ----------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                 File No.)          Identification No.)


3741 S W 7th Street
Ocala, Florida                                                  34478
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code:   (352) 732-5157


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02       Results of Operations and Financial Condition

         On March 9, 2006, Nobility Homes, Inc. issued a release regarding earnings for the first quarter of 2006. The text of the press release is attached as Exhibit 99 and is being furnished pursuant to Item 2.02 of Form 8-K (Results of Operations and Financial Condition).

ITEM 9.01       Financial Statements and Exhibits

                (d)      Exhibits

                         Exhibit 99.1 Earnings release issued March 9, 2006, by Nobility Homes, Inc., for the three months ended February 4, 2006.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NOBILITY HOMES, INC.


March 14, 2006                          By:    /s/ Lynn J. Cramer, Jr.
                                           -------------------------------------
                                               Lynn J. Cramer, Jr., Treasurer
                                               and Principal Accounting Officer





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





                                  EXHIBIT INDEX

Exhibit 99.1 Earnings release issued March 9, 2006, by Nobility Homes, Inc., for the three months ended February 4, 2006.






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